UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     December 1, 2011

ThermoEnergy Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

33-46104-FW	71-00659511
(Commission File Number)	(IRS Employer Identification No.)

124 West Capitol Avenue, Suite 880, Little Rock, Arkansas	72201
(Address of principal executive offices)	(Zip Code)

(501) 376-6477

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.        Changes in Registrant’s Certifying Accountant.

As of December 1, 2011, the Audit Committee of our Board of Directors engaged Grant Thornton LLP (“Grant Thornton”) as our new independent registered public accounting firm.   CCR LLP (“CCR”) our former independent registered public accounting firm, resigned as our independent registered public accounting firm simultaneous with the engagement of Grant Thornton.  This change was a result of Grant Thornton’s acquisition of CCR on December 1, 2011.

CCR had been appointed as our independent registered public accounting firm on April 12, 2010.   CCR’s report on the Company’s consolidated financial statements for the year ended December 31, 2010 did not contain any adverse opinion or disclaimer of opinion (except for an emphasis of matter paragraph which discussed substantial doubt regarding our ability to continue as a going concern) and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our fiscal year ended December 31, 2010 and through the date of resignation of CCR (December 1, 2011), there were no disagreements between us and CCR on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of CCR, would have caused CCR to make reference to the matter in their report.   None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K have occurred during the fiscal year ended December 31, 2010 or through December 1, 2011.

We requested CCR to furnish us with a letter addressed to the Commission stating whether CCR agrees with the above statements. A copy of CCR’s letter, dated December 1, 2011, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal year ended December 31, 2010 and through the date of this Current Report on Form 8-K, neither we nor anyone acting on our behalf consulted Grant Thornton regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and Grant Thornton did not provide either a written report or oral advice to us that was a factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with CCR, which, if not resolved to the satisfaction of CCR, would have caused CCR to make reference to the matter in their report, or (3) a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K .

Item 9.01.       Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

16.1	Letter of CCR LLP, dated December 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2011

THERMOENERGY CORPORATION (Registrant)

By:	/s/ Teodor Klowan, Jr.
Name: Teodor Klowan, Jr.
Title: Executive Vice President and Chief Financial Officer